UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2011

Park-Ohio Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Park-Ohio Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43005-01	34-6520107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-947-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 8, 2011, Park-Ohio Industries, Inc. (the "Company"), an Ohio corporation and a wholly owned subsidiary of Park-Ohio Holdings Corp., announced that it intends to offer to sell $250 million aggregate principal amount of senior subordinated notes in an offering exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued March 8, 2011 as Exhibit 99.1 hereto.

The senior subordinated notes to be offered will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.

March 10, 2011	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc.

March 10, 2011	By:	Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Issued March 8, 2011